UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 27, 2006.

LIFE PARTNERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Texas
(State of incorporation)

0-7900 (Commission File Number)	74-2962475 (I.R.S. Employer ID no.)
204 Woodhew Waco, Texas (Address of Principal Executive Offices)	76712 (Zip Code)

Issuer’s telephone number, including area code: 254-751-7797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Election of Directors

On October 27, 2006, Life Partners Holdings, Inc. (“Life Partners”) issued a press release announcing the election of Dr. Harold Rafuse to its Board of Directors and his appointment to its Audit and Compensation Committees. His election and appointments follow the death of Lt. General Harry Goodall. Dr. Rafuse is an independent director, as that term is used under applicable Nasdaq rules, and his election and appointments means that Life Partners complies again with those rules regarding the service of independent directors.

Life Partners received written confirmation of its compliance from Nasdaq on October 31, 2006. A press release noting receipt was also issued.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Life Partners Holdings, Inc.

Date: November 1, 2006	By:	/s/ Nina Piper
Nina Piper
Principal Accounting Officer

EXHIBIT INDEX
DESCRIPTION OF EXHIBIT

Number	Description	Page
99.1	Press release dated October 27, 2006	4
99.2	Press release dated November 1, 2006	6